UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 27, 2023

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-02979	No. 41-0449260
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1-2/3	WFC	New York Stock Exchange ( NYSE)
7.5% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L	WFC.PRL	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of 5.85% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series Q	WFC.PRQ	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series R	WFC.PRR	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Y	WFC.PRY	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Z	WFC.PRZ	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series AA	WFC.PRA	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series CC	WFC.PRC	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series DD	WFC.PRD	NYSE
Guarantee of Medium-Term Notes, Series A, due October 30, 2028 of Wells Fargo Finance LLC	WFC/28A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01.	Financial Statements and Exhibits

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File Nos. 333-270532 and 333-270532-01) filed by Wells Fargo & Company and Wells Fargo Finance LLC with the Securities and Exchange Commission.

On April 27, 2023, Wells Fargo & Company updated its Medium-Term Note Program, Series T, and Wells Fargo Finance LLC updated its Medium-Term Note Program, Series A. The purpose of this Current Report is to file with the Securities and Exchange Commission the related Distribution Agreements and forms of notes approved for each series.

(d)       Exhibits

Exhibit No.	Description	Location

1.1	Series T Distribution Agreement dated April 27, 2023 between Wells Fargo & Company and the Agent named therein.	Filed herewith
1.2	Series A Distribution Agreement dated April 27, 2023 among Wells Fargo Finance LLC, Wells Fargo & Company and the Agent named therein.	Filed herewith
4.1	Form of Medium-Term Notes, Series T	Filed herewith
4.2	Form of Medium-Term Notes, Series A	Filed herewith
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

/s/ Bryant Owens
DATED: April 27, 2023	Bryant Owens
Senior Vice President and Assistant Treasurer